Director Departure and Related Compensation Arrangement	12 Months Ended
Dec. 31, 2025
Compensation Related Costs [Abstract]
Director Departure and Related Compensation Arrangement

Note 19 Director Departure and Related Compensation Arrangement

On March 21, 2025, a member of the Board of Directors of Syntec Optics Holdings, Inc. (the “Company”) submitted his resignation from the Board. The Board accepted the resignation on March 25, 2025. In connection with the resignation, the Company entered into a mutual release agreement with the former director. The cost associated with this agreement was accrued in the Company’s financial statements for the year ended December 31, 2024 in the amount of approximately $0.2 million.